UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21563
Eaton Vance Short Duration Diversified Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Payson F. Swaffield, CFA
Co-Portfolio Manager
Scott H. Page, CFA
Co-Portfolio Manager
Catherine C. McDermott
Co-Portfolio Manager
Mark S. Venezia, CFA
Co-Portfolio Manager
Susan Schiff, CFA
Co-Portfolio Manager
Christine Johnston, CFA
Co-Portfolio Manager
•	The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.
•	In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by outperformance of U.S. Government securities and a strong U.S. dollar, viewed as a safe haven amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.
•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12-month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.
•	The bank loan market had strong performance during the period. The S&P/LSTA Leveraged Loan Index returned 30.44% for the 12-months ending October 31, 2009.[1] Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. Limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. Lower-quality securities led the performance.
•	The mortgage-backed securities (MBS) market benefited from government programs aimed at bolstering the economy and the housing market. One of the most significant positives for the market was the purchase by the Federal Reserve (the Fed) of MBS in the secondary market. This program, designed to sustain lower mortgage rates, started in January 2009. By the end of October, the Fed had purchased just under one trillion dollars in U.S. Government Agency MBS. The Fed

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Total Return Performance 10/31/08 — 10/31/09
NYSE Symbol		EVG

At Net Asset Value (NAV)[2]		28.04%
At Market Price[2]		33.90
Lipper Global Income Funds Average (At NAV)[1]		35.69

Premium/(Discount) to NAV (10/31/09)		-11.84%
Total Distributions per share		$1.11
Distribution Rate[3]	At NAV	6.12%
	At Market Price	6.94%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or Lipper Classification. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. [2] Performance results reflect the effects of leverage. [3] The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
expects to purchase a total of $1.25 trillion in MBS by the end of March 2010. For the 12-month period, MBS yield spreads over U.S. Treasuries, as represented by the BofA Merrill Lynch Mortgage Master Index, tightened 70 basis points through October 31, 2009.[1]
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange under the symbol “EVG.” The Fund’s investment objective is to provide a high level of current income. In pursuing its objective, the Fund’s investments have been allocated primarily to senior, secured loans, U.S. Government agency MBS, and foreign obligations. During the twelve-month period, the Fund experienced strong total returns—driven primarily by the recovery in the bank loan market as well as the yield spread tightening in the MBS market—of 33.90% at market price and 28.04% at NAV.

•	The Fund’s larger, higher-quality loans benefited performance in the earlier part of 2009, as these loans were the first to benefit from price recovery. However, the last six months witnessed a “junk rally,” with the market’s lowest-quality loans skyrocketing back to life. As a result, the Fund’s relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, detracted slightly from relative performance in the second half of the year.

•	In terms of industry sectors, a relative overweight to the cable television; leisure goods, activities and movies; and business equipment and services industries benefited relative performance. Detractors included underweights to the automotive and lodging and casino industries. The Fund’s diversification was an important risk mitigator during the fiscal year.

•	In the MBS portion of the Fund, the investment emphasis remained on seasoned, U.S. Government Agency MBS (seasoned MBS) during the entire period. Typically, seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. In the seasoned MBS market, yield spreads to U.S. Treasuries tightened by more than 140 basis points, contributing significantly to the Fund’s performance. Principal prepayment rates on these securities were relatively stable for the entire period, paying consistently at an annualized rate in the low teens.

•	The Fund’s foreign obligations contributed positively, overall, to its performance. The Fund’s foreign investments consisted primarily of long and short forward currency contracts, foreign-denominated sovereign bonds, and other derivatives. The positive performance in this sector was led by Latin America, with significant contributions from individual country investments as well, including Indonesia, Georgia, and Iceland.

•	In Latin America, a region that contributed positively to the Fund’s returns, investments in Brazil and Uruguay performed well. Brazil’s economy proved particularly resilient during the economic crisis. As a result, the currency rebounded significantly as evidence of that resilience emerged. Uruguay, an exporter to Brazil, not only benefited from Brazil’s resilience but also its own growth momentum, as its economy avoided recession amidst global economic deterioration.

•	In Eastern and Western Europe, the Fund benefited from bond positions in Georgia, Macedonia, and Kazakhstan, as well as long exposure to U.S. dollar-denominated bonds in Iceland. In Iceland, bonds rebounded from the lows seen in 2008 during the collapse of the banking sector. Bonds in Eastern Europe generally benefited from the rally in relatively risky assets in the second half of the fiscal year. Offsetting those positives slightly was a long position in the Polish Zloty, which detracted from performance, primarily in the first half of the year, as it moved with general market sentiment.

•	A standout in the Fund’s Asian exposures was Indonesia. Due in part to a closed economy, Indonesia was sheltered from the economic downturn more than most of its Asian counterparts. Additionally, Indonesia benefited as political stability was reinforced when President Yudhoyono was overwhelmingly reelected. Offsetting these gains were losses on short positions in the Philippines, reflecting a stronger-than-expected Philippine economy.

•	While the Fund benefited from positions in Egyptian T-Bills and Zambian currency, the performance in the African region was overwhelmed by the negative performance of a short position in South African currency. Like many other relatively risky investments, the South African rand rallied substantially in the second half of the fiscal year.

•	The Fund employs leverage through the use of derivative instruments and borrowings. The Fund’s leverage was comprised of approximately 18% through borrowings and 30% through derivative investments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price).

[1]	It is not possible to invest directly in an Index. The BofA Merrill Lynch Mortgage Master Index consists of fixed-rate, coupon-bearing bonds that are comprised of generic pass-through securities that are composed of numerous mortgage pools with various maturities.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009
FUND PERFORMANCE

Performance[1]
New York Stock Exchange Symbol	EVG

Average Annual Total Returns (at market price, NYSE)
One Year	33.90%
Life of Fund (2/28/05)	3.80

Average Annual Total Returns (at net asset value)
One Year	28.04%
Life of Fund (2/28/05)	6.63

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Fund Allocations2
By total leveraged assets

[2]	Fund Allocations are as of 10/31/09 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 190.5% as of 10/31/09. Fund Allocations are subject to change due to active management. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 53.1%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.3%

ACTS Aero Technical Support & Service, Inc.
	188	Term Loan, 0.00%, Maturing October 5, 2014(2)	$53,046
AWAS Capital, Inc.
	488	Term Loan - Second Lien, 6.31%, Maturing March 22, 2013	338,232
DAE Aviation Holdings, Inc.
	112	Term Loan, 4.01%, Maturing July 31, 2014	105,657
	115	Term Loan, 4.04%, Maturing July 31, 2014	108,000
Evergreen International Aviation
	261	Term Loan, 12.00%, Maturing October 31, 2011	207,397
Hawker Beechcraft Acquisition
	1,861	Term Loan, 2.26%, Maturing March 26, 2014	1,479,681
	110	Term Loan, 2.28%, Maturing March 26, 2014	87,555
Hexcel Corp.
	469	Term Loan, 6.50%, Maturing May 21, 2014	472,266
TransDigm, Inc.
	1,000	Term Loan, 2.29%, Maturing June 23, 2013	961,607
Vought Aircraft Industries, Inc.
	121	Term Loan, 7.50%, Maturing December 17, 2011	121,212
	367	Term Loan, 7.50%, Maturing December 17, 2011	367,500

			$4,302,153

Air Transport — 0.2%

Delta Air Lines, Inc.
	500	Term Loan, 2.20%, Maturing April 30, 2012	$426,875
	342	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	288,411

			$715,286

Automotive — 2.7%

Accuride Corp.
	536	Term Loan, 10.00%, Maturing January 31, 2012	$533,171
Adesa, Inc.
	885	Term Loan, 2.50%, Maturing October 18, 2013	849,917
Allison Transmission, Inc.
	792	Term Loan, 3.01%, Maturing September 30, 2014	712,237
Dayco Europe S.R.I.
EUR	222	Term Loan, 0.00%, Maturing June 21, 2010(2)	79,460
Dayco Products, LLC
	491	Term Loan, 0.00%, Maturing June 21, 2011(2)	224,947
Federal-Mogul Corp.
	291	Term Loan, 2.19%, Maturing December 27, 2014	224,605
	226	Term Loan, 2.19%, Maturing December 27, 2015	173,889
Ford Motor Co.
	485	Term Loan, 3.29%, Maturing December 15, 2013	433,506
Goodyear Tire & Rubber Co.
	3,175	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	2,910,796
HLI Operating Co., Inc.
	364	DIP Loan, 26.00%, Maturing November 30, 2009(3)	367,831
EUR	27	Term Loan, 11.00%, Maturing May 30, 2014	3,010
EUR	1,297	Term Loan, 11.50%, Maturing May 30, 2014	295,891
Keystone Automotive Operations, Inc.
	236	Term Loan, 3.78%, Maturing January 12, 2012	144,493
LKQ Corp.
	240	Term Loan, 2.50%, Maturing October 12, 2014	236,781
TriMas Corp.
	296	Term Loan, 2.50%, Maturing August 2, 2013	272,273
	1,070	Term Loan, 2.52%, Maturing August 2, 2011	986,025
TRW Automotive, Inc.
	458	Term Loan, 6.25%, Maturing February 2, 2014	458,913

			$8,907,745

Beverage and Tobacco — 0.1%

Culligan International Co.
EUR	300	Term Loan - Second Lien, 5.19%, Maturing May 31, 2013	$164,457

			$164,457

Building and Development — 0.9%

Brickman Group Holdings, Inc.
	587	Term Loan, 2.28%, Maturing January 23, 2014	$553,894
Building Materials Corp. of America
	389	Term Loan, 3.00%, Maturing February 22, 2014	360,275
Epco/Fantome, LLC
	440	Term Loan, 2.87%, Maturing November 23, 2010	336,600
LNR Property Corp.
	631	Term Loan, 3.75%, Maturing July 3, 2011	501,862
Mueller Water Products, Inc.
	240	Term Loan, 5.78%, Maturing May 24, 2014	234,823
Panolam Industries Holdings, Inc.
	156	Term Loan, 5.00%, Maturing September 30, 2012	140,564
Realogy Corp.
	254	Term Loan, 3.24%, Maturing September 1, 2014	213,543
	943	Term Loan, 3.29%, Maturing September 1, 2014	793,160

			$3,134,721

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services — 5.1%

Activant Solutions, Inc.
	476	Term Loan, 2.31%, Maturing May 1, 2013	$443,973
Acxiom Corp.
	431	Term Loan, 2.24%, Maturing September 15, 2012	428,469
Affiliated Computer Services
	496	Term Loan, 2.24%, Maturing March 20, 2013	490,950
Affinion Group, Inc.
	1,394	Term Loan, 2.74%, Maturing October 17, 2012	1,341,036
Allied Barton Security Service
	198	Term Loan, 6.75%, Maturing February 21, 2015	200,876
Education Management, LLC
	1,411	Term Loan, 2.06%, Maturing June 1, 2013	1,326,321
Info USA, Inc.
	81	Term Loan, 2.29%, Maturing February 14, 2012	78,096
Intergraph Corp.
	921	Term Loan, 2.37%, Maturing May 29, 2014	883,604
Mitchell International, Inc.
	190	Term Loan, 2.31%, Maturing March 28, 2014	172,290
N.E.W. Holdings I, LLC
	260	Term Loan, 2.74%, Maturing May 22, 2014	243,306
Protection One, Inc.
	1,048	Term Loan, 2.49%, Maturing March 31, 2012	1,003,207
Quintiles Transnational Corp.
	886	Term Loan, 2.28%, Maturing March 31, 2013	845,172
Sabre, Inc.
	1,365	Term Loan, 2.49%, Maturing September 30, 2014	1,184,638
Serena Software, Inc.
	1,193	Term Loan, 2.32%, Maturing March 10, 2013	1,104,553
Sitel (Client Logic)
	273	Term Loan, 5.77%, Maturing January 29, 2014	237,685
SunGard Data Systems, Inc.
	82	Term Loan, 1.99%, Maturing February 11, 2013	77,052
	2,312	Term Loan, 4.07%, Maturing February 28, 2016	2,249,487
TDS Investor Corp.
EUR	526	Term Loan, 3.24%, Maturing August 23, 2013	692,540
Ticketmaster
	1,000	Term Loan, 3.55%, Maturing July 22, 2014	985,000
Valassis Communications, Inc.
	480	Term Loan, 2.04%, Maturing March 2, 2014	448,858
	108	Term Loan, 2.04%, Maturing March 2, 2014	101,012
VWR International, Inc.
	948	Term Loan, 2.74%, Maturing June 28, 2013	867,077
West Corp.
	682	Term Loan, 2.62%, Maturing October 24, 2013	627,978
	991	Term Loan, 4.12%, Maturing July 15, 2016	933,719

			$16,966,899

Cable and Satellite Television — 4.3%

Cequel Communications, LLC
	1,133	Term Loan, 6.29%, Maturing May 5, 2014	$1,131,015
	475	Term Loan - Second Lien, 4.79%, Maturing May 5, 2014	465,263
Charter Communications Operating, Inc.
	1,957	Term Loan, 6.25%, Maturing April 28, 2013	1,784,343
CSC Holdings, Inc.
	1,477	Term Loan, 2.05%, Maturing March 29, 2013	1,408,954
CW Media Holdings, Inc.
	1,188	Term Loan, 3.53%, Maturing February 15, 2015	1,105,217
Insight Midwest Holdings, LLC
	1,029	Term Loan, 2.29%, Maturing April 6, 2014	981,031
Kabel Deutschland GmbH
EUR	1,000	Term Loan, 2.18%, Maturing March 31, 2012	1,411,447
MCC Iowa, LLC
	1,970	Term Loan, 1.98%, Maturing January 31, 2015	1,812,051
ProSiebenSat.1 Media AG
EUR	9	Term Loan, 2.73%, Maturing June 26, 2015	11,725
EUR	232	Term Loan, 2.73%, Maturing June 26, 2015	288,911
EUR	62	Term Loan, 3.53%, Maturing March 2, 2015	60,920
EUR	62	Term Loan, 3.78%, Maturing March 2, 2016	60,920
UPC Broadband Holding B.V.
EUR	1,394	Term Loan, 4.19%, Maturing December 31, 2016	1,887,743
EUR	1,006	Term Loan, 4.44%, Maturing December 31, 2017	1,367,907
YPSO Holding SA
EUR	96	Term Loan, 2.68%, Maturing July 28, 2014	109,070
EUR	156	Term Loan, 2.68%, Maturing July 28, 2014	177,956
EUR	248	Term Loan, 2.68%, Maturing July 28, 2014	282,625

			$14,347,098

Chemicals and Plastics — 3.4%

Ashland, Inc.
	178	Term Loan, 7.65%, Maturing November 20, 2014	$181,651
Brenntag Holding GmbH and Co.
EUR	1,128	Term Loan, 8.21%, Maturing December 23, 2013(3)	1,579,939
Celanese Holdings, LLC
	1,481	Term Loan, 2.04%, Maturing April 2, 2014	1,389,141
Cognis GmbH
	400	Term Loan, 2.30%, Maturing September 15, 2013	358,500
Georgia Gulf Corp.
	185	Term Loan, 10.00%, Maturing October 3, 2013	184,761
Huntsman International, LLC
	2,475	Term Loan, 1.99%, Maturing August 16, 2012	2,266,112
INEOS Group
	1,218	Term Loan, 7.50%, Maturing December 14, 2013	1,045,082
	1,218	Term Loan, 10.00%, Maturing December 14, 2014	1,045,082

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Kranton Polymers, LLC
	622	Term Loan, 2.31%, Maturing May 12, 2013	$591,841
MacDermid, Inc.
EUR	362	Term Loan, 2.64%, Maturing April 12, 2014	419,825
Millenium Inorganic Chemicals
	300	Term Loan - Second Lien, 6.03%, Maturing October 31, 2014	247,500
Rockwood Specialties Group, Inc.
EUR	1,418	Term Loan, 6.25%, Maturing May 15, 2014	2,031,843

			$11,341,277

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	835	Term Loan, 5.03%, Maturing September 5, 2013	$840,164
	250	Term Loan - Second Lien, 3.99%, Maturing March 5, 2014	242,188
St. John Knits International, Inc.
	105	Term Loan, 9.25%, Maturing March 23, 2012	85,009

			$1,167,361

Conglomerates — 1.9%

Doncasters (Dunde HoldCo 4 Ltd.)
	114	Term Loan, 4.24%, Maturing July 13, 2015	$92,870
	114	Term Loan, 4.74%, Maturing July 13, 2015	92,870
GBP	250	Term Loan - Second Lien, 5.02%, Maturing January 13, 2016	272,858
Jarden Corp.
	769	Term Loan, 2.03%, Maturing January 24, 2012	743,604
	156	Term Loan, 2.03%, Maturing January 24, 2012	150,087
	381	Term Loan, 2.78%, Maturing January 24, 2012	373,740
Manitowoc Company, Inc. (The)
	248	Term Loan, 7.50%, Maturing August 21, 2014	244,713
Polymer Group, Inc.
	1,008	Term Loan, 7.00%, Maturing November 22, 2014	1,010,476
RBS Global, Inc.
	2,000	Term Loan, 2.79%, Maturing July 19, 2013	1,926,666
RGIS Holdings, LLC
	41	Term Loan, 2.75%, Maturing April 30, 2014	36,218
	813	Term Loan, 2.77%, Maturing April 30, 2014	724,368
US Investigations Services, Inc.
	514	Term Loan, 3.29%, Maturing February 21, 2015	479,489
Vertrue, Inc.
	242	Term Loan, 3.29%, Maturing August 16, 2014	200,116

			$6,348,075

Containers and Glass Products — 1.4%

Berry Plastics Corp.
	533	Term Loan, 2.30%, Maturing April 3, 2015	$458,895
Consolidated Container Co.
	317	Term Loan, 2.50%, Maturing March 28, 2014	294,958
Crown Americas, Inc.
EUR	970	Term Loan, 2.18%, Maturing November 15, 2012	1,379,323
Graham Packaging Holdings Co.
	89	Term Loan, 2.55%, Maturing October 7, 2011	87,106
	891	Term Loan, 6.75%, Maturing April 5, 2014	893,325
Smurfit-Stone Container Corp.
	41	DIP Loan, 10.00%, Maturing August 6, 2010	41,289
	596	Revolving Loan, 2.84%, Maturing July 28, 2010	584,522
	198	Revolving Loan, 3.06%, Maturing July 28, 2010	193,868
	136	Term Loan, 2.50%, Maturing November 1, 2011	132,723
	257	Term Loan, 2.50%, Maturing November 1, 2011	249,574
	78	Term Loan, 2.50%, Maturing November 1, 2011	75,457
	120	Term Loan, 4.50%, Maturing November 1, 2011	116,626

			$4,507,666

Cosmetics / Toiletries — 0.3%

Bausch & Lomb, Inc.
	114	Term Loan, 3.52%, Maturing April 30, 2015	$109,175
	471	Term Loan, 3.53%, Maturing April 30, 2015	449,572
Prestige Brands, Inc.
	407	Term Loan, 2.49%, Maturing April 7, 2011	399,674

			$958,421

Drugs — 0.0%

Pharmaceutical Holdings Corp.
	101	Term Loan, 3.50%, Maturing January 30, 2012	$95,519

			$95,519

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	95	Term Loan, 2.50%, Maturing February 5, 2013	$61,836
Blue Waste B.V. (AVR Acquisition)
EUR	500	Term Loan, 2.68%, Maturing April 1, 2015	681,006
Sensus Metering Systems, Inc.
	352	Term Loan, 7.00%, Maturing June 3, 2013	353,144
Wastequip, Inc.
	390	Term Loan, 2.50%, Maturing February 5, 2013	254,388

			$1,350,374

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical — 1.8%

Aspect Software, Inc.
	369	Term Loan, 3.31%, Maturing July 11, 2011	$338,732
	500	Term Loan - Second Lien, 7.38%, Maturing July 11, 2013	422,500
Freescale Semiconductor, Inc.
	1,183	Term Loan, 2.00%, Maturing December 1, 2013	964,545
Infor Enterprise Solutions Holdings
	382	Term Loan, 4.00%, Maturing July 28, 2012	337,518
	733	Term Loan, 4.00%, Maturing July 28, 2012	646,910
	250	Term Loan, 5.74%, Maturing March 2, 2014	170,313
	92	Term Loan - Second Lien, 6.49%, Maturing March 2, 2014	63,708
	158	Term Loan - Second Lien, 6.49%, Maturing March 2, 2014	108,458
Network Solutions, LLC
	643	Term Loan, 2.78%, Maturing March 7, 2014	578,437
Open Solutions, Inc.
	317	Term Loan, 2.41%, Maturing January 23, 2014	257,243
Sensata Technologies Finance Co.
	975	Term Loan, 2.03%, Maturing April 27, 2013	839,252
Spectrum Brands, Inc.
	16	Term Loan, 8.00%, Maturing March 30, 2013	16,165
	324	Term Loan, 8.00%, Maturing March 30, 2013	317,913
SS&C Technologies, Inc.
	342	Term Loan, 2.28%, Maturing November 23, 2012	328,496
Vertafore, Inc.
	484	Term Loan, 5.50%, Maturing July 31, 2014	476,577
	275	Term Loan - Second Lien, 6.39%, Maturing January 31, 2013	235,813

			$6,102,580

Farming / Agriculture — 0.1%

BF Bolthouse HoldCo, LLC
	375	Term Loan - Second Lien, 5.74%, Maturing December 16, 2013	$355,312

			$355,312

Financial Intermediaries — 0.5%

Citco III, Ltd.
	988	Term Loan, 2.85%, Maturing June 30, 2014	$864,849
Jupiter Asset Management Group
GBP	213	Term Loan, 2.74%, Maturing June 30, 2015	330,479
LPL Holdings, Inc.
	491	Term Loan, 2.01%, Maturing December 18, 2014	464,169

			$1,659,497

Food Products — 1.3%

Acosta, Inc.
	605	Term Loan, 2.50%, Maturing July 28, 2013	$576,343
Advantage Sales & Marketing, Inc.
	918	Term Loan, 2.29%, Maturing March 29, 2013	874,390
American Seafoods Group, LLC
	577	Term Loan, 4.03%, Maturing September 30, 2011	524,685
Michael Foods, Inc.
	197	Term Loan, 6.50%, Maturing April 30, 2014	199,627
Pinnacle Foods Finance, LLC
	1,051	Term Loan, 3.00%, Maturing April 2, 2014	986,450
Reddy Ice Group, Inc.
	925	Term Loan, 2.00%, Maturing August 9, 2012	827,875
Wrigley Company
	248	Term Loan, 6.50%, Maturing October 6, 2014	251,587

			$4,240,957

Food Service — 1.4%

Aramark Corp.
	119	Term Loan, 2.14%, Maturing January 26, 2014	$109,862
	1,821	Term Loan, 2.16%, Maturing January 26, 2014	1,674,373
GBP	535	Term Loan, 2.67%, Maturing January 27, 2014	803,245
Buffets, Inc.
	30	Term Loan, 7.53%, Maturing November 1, 2013(3)	26,779
	152	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(3)	134,045
Denny’s, Inc.
	37	Term Loan, 2.38%, Maturing March 31, 2012	35,520
	107	Term Loan, 2.70%, Maturing March 31, 2012	102,386
JRD Holdings, Inc.
	616	Term Loan, 2.50%, Maturing June 26, 2014	592,762
OSI Restaurant Partners, LLC
	19	Term Loan, 2.46%, Maturing May 9, 2013	15,706
	207	Term Loan, 2.56%, Maturing May 9, 2014	173,296
QCE Finance, LLC
	275	Term Loan - Second Lien, 6.03%, Maturing November 5, 2013	149,050
Selecta
EUR	741	Term Loan, 3.71%, Maturing June 28, 2015	812,687

			$4,629,711

Food / Drug Retailers — 1.4%

General Nutrition Centers, Inc.
	774	Term Loan, 2.52%, Maturing September 16, 2013	$717,955
Iceland Foods Group, Ltd.
GBP	250	Term Loan, 3.01%, Maturing May 2, 2015	405,158

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food / Drug Retailers (continued)

Rite Aid Corp.
	992	Term Loan, 2.00%, Maturing June 1, 2014	$860,738
	1,489	Term Loan, 6.00%, Maturing June 4, 2014	1,399,399
Roundy’s Supermarkets, Inc.
	1,162	Term Loan, 6.03%, Maturing November 3, 2011	1,146,390

			$4,529,640

Forest Products — 0.8%

Appleton Papers, Inc.
	497	Term Loan, 6.63%, Maturing June 5, 2014	$452,685
Georgia-Pacific Corp.
	1,915	Term Loan, 2.33%, Maturing December 20, 2012	1,848,292
	426	Term Loan, 3.59%, Maturing December 23, 2014	423,916

			$2,724,893

Health Care — 5.0%

Accellent, Inc.
	986	Term Loan, 2.87%, Maturing November 22, 2012	$937,975
American Medical Systems
	186	Term Loan, 2.50%, Maturing July 20, 2012	180,703
AMR HoldCo, Inc.
	286	Term Loan, 2.25%, Maturing February 10, 2012	275,397
Biomet, Inc.
	760	Term Loan, 3.28%, Maturing December 26, 2014	731,256
EUR	343	Term Loan, 3.58%, Maturing December 26, 2014	483,113
Cardinal Health 409, Inc.
	415	Term Loan, 2.49%, Maturing April 10, 2014	362,262
Carestream Health, Inc.
	875	Term Loan, 2.24%, Maturing April 30, 2013	820,217
Carl Zeiss Vision Holding GmbH
	400	Term Loan, 2.74%, Maturing March 23, 2015	282,000
Community Health Systems, Inc.
	105	Term Loan, 2.49%, Maturing July 25, 2014	97,632
	2,049	Term Loan, 2.61%, Maturing July 25, 2014	1,913,138
Concentra, Inc.
	492	Term Loan, 2.54%, Maturing June 25, 2014	459,168
Dako EQT Project Delphi
	250	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	143,125
DJO Finance, LLC
	197	Term Loan, 3.26%, Maturing May 15, 2014	189,868
Fenwal, Inc.
	425	Term Loan, 2.62%, Maturing February 28, 2014	372,356
	73	Term Loan, 2.62%, Maturing February 28, 2014	63,651
HCA, Inc.
	1,823	Term Loan, 2.53%, Maturing November 18, 2013	1,701,630
Health Management Association, Inc.
	1,028	Term Loan, 2.03%, Maturing February 28, 2014	955,785
HealthSouth Corp.
	264	Term Loan, 2.55%, Maturing March 10, 2013	251,748
	217	Term Loan, 4.05%, Maturing March 15, 2014	212,623
IM U.S. Holdings, LLC
	814	Term Loan, 2.26%, Maturing June 26, 2014	771,152
Invacare Corp.
	48	Term Loan, 2.49%, Maturing February 12, 2013	45,780
MultiPlan Merger Corp.
	413	Term Loan, 2.75%, Maturing April 12, 2013	390,908
Mylan, Inc.
	1,000	Term Loan, 3.55%, Maturing October 2, 2014	975,000
National Mentor Holdings, Inc.
	274	Term Loan, 2.29%, Maturing June 29, 2013	246,768
	17	Term Loan, 4.59%, Maturing June 29, 2013	15,131
Nyco Holdings
EUR	308	Term Loan, 2.93%, Maturing December 29, 2014	421,064
EUR	308	Term Loan, 3.68%, Maturing December 29, 2015	421,064
P&F Capital S.A.R.L.
EUR	98	Term Loan, 3.95%, Maturing February 21, 2014	140,822
EUR	63	Term Loan, 3.95%, Maturing February 21, 2014	91,131
EUR	204	Term Loan, 3.95%, Maturing February 21, 2014	293,220
EUR	122	Term Loan, 3.95%, Maturing February 21, 2014	175,535
EUR	92	Term Loan, 4.45%, Maturing February 21, 2015	132,418
EUR	34	Term Loan, 4.45%, Maturing February 21, 2015	49,210
EUR	71	Term Loan, 4.45%, Maturing February 21, 2015	102,157
EUR	290	Term Loan, 4.45%, Maturing February 21, 2015	416,219
ReAble Therapeutics Finance, LLC
	433	Term Loan, 2.29%, Maturing November 16, 2013	413,061
Select Medical Holdings Corp.
	375	Term Loan, 4.16%, Maturing August 5, 2014	376,342
	385	Term Loan, 4.16%, Maturing August 5, 2014	377,949
Viant Holdings, Inc.
	483	Term Loan, 2.54%, Maturing June 25, 2014	470,500

			$16,759,078

Home Furnishings — 0.8%

Interline Brands, Inc.
	83	Term Loan, 1.99%, Maturing June 23, 2013	$76,206
	264	Term Loan, 2.04%, Maturing June 23, 2013	243,109
National Bedding Co., LLC
	992	Term Loan, 2.28%, Maturing August 31, 2011	905,517

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Home Furnishings (continued)

Oreck Corp.
442	Term Loan, 0.00%, Maturing February 2, 2012(2)(4)	$158,701
Simmons Co.
1,307	Term Loan, 10.50%, Maturing December 19, 2011	1,295,985

		$2,679,518

Industrial Equipment — 1.5%

Brand Energy and Infrastructure Services, Inc.
196	Term Loan, 3.66%, Maturing February 7, 2014	$181,496
CEVA Group PLC U.S.
750	Term Loan, 3.24%, Maturing January 4, 2014	633,324
262	Term Loan, 3.24%, Maturing January 4, 2014	221,494
262	Term Loan, 3.28%, Maturing January 4, 2014	217,992
EPD Holdings (Goodyear Engineering Products)
86	Term Loan, 2.50%, Maturing July 13, 2014	69,581
600	Term Loan, 2.50%, Maturing July 13, 2014	485,827
200	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	122,000
Generac Acquisition Corp.
363	Term Loan, 2.78%, Maturing November 7, 2013	329,479
Gleason Corp.
175	Term Loan, 2.09%, Maturing June 30, 2013	170,521
20	Term Loan, 2.09%, Maturing June 30, 2013	19,587
John Maneely Co.
1,497	Term Loan, 3.51%, Maturing December 8, 2013	1,375,791
Polypore, Inc.
831	Term Loan, 2.46%, Maturing July 3, 2014	777,907
Sequa Corp.
397	Term Loan, 3.88%, Maturing November 30, 2014	354,476
TFS Acquisition Corp.
221	Term Loan, 14.00%, Maturing August 11, 2013(3)	147,215

		$5,106,690

Insurance — 1.3%

CCC Information Services Group, Inc.
563	Term Loan, 2.50%, Maturing February 10, 2013	$546,914
Conseco, Inc.
776	Term Loan, 6.50%, Maturing October 10, 2013	702,954
Crawford & Company
345	Term Loan, 3.04%, Maturing October 31, 2013	330,906
Crump Group, Inc.
211	Term Loan, 3.25%, Maturing August 4, 2014	190,888
Getty Images, Inc.
1,444	Term Loan, 6.25%, Maturing July 2, 2015	1,454,412
Hub International Holdings, Inc.
579	Term Loan, 2.74%, Maturing June 13, 2014	510,715
130	Term Loan, 2.74%, Maturing June 13, 2014	114,795
U.S.I. Holdings Corp.
716	Term Loan, 3.04%, Maturing May 4, 2014	623,630

		$4,475,214

Leisure Goods / Activities / Movies — 3.0%

24 Hour Fitness Worldwide, Inc.
391	Term Loan, 2.77%, Maturing June 8, 2012	$366,073
AMC Entertainment, Inc.
1,969	Term Loan, 1.74%, Maturing January 26, 2013	1,864,690
Bombardier Recreational Products
524	Term Loan, 3.00%, Maturing June 28, 2013	368,146
Cinemark, Inc.
992	Term Loan, 2.07%, Maturing October 5, 2013	943,774
Metro-Goldwyn-Mayer Holdings, Inc.
1,598	Term Loan, 0.00%, Maturing April 8, 2012(2)	919,724
National CineMedia, LLC
725	Term Loan, 2.05%, Maturing February 13, 2015	678,328
Regal Cinemas Corp.
1,515	Term Loan, 4.03%, Maturing November 10, 2010	1,505,169
Revolution Studios Distribution Co., LLC
287	Term Loan, 4.00%, Maturing December 21, 2014	261,466
225	Term Loan - Second Lien, 7.25%, Maturing June 21, 2015	129,375
Six Flags Theme Parks, Inc.
835	Term Loan, 2.50%, Maturing April 30, 2015	819,049
Universal City Development Partners, Ltd.
675	Term Loan, Maturing November 6, 2014(5)	664,875
925	Term Loan, 6.00%, Maturing June 9, 2011	923,141
Zuffa, LLC
489	Term Loan, 2.31%, Maturing June 20, 2016	441,097

		$9,884,907

Lodging and Casinos — 1.3%

Harrah’s Operating Co.
403	Term Loan, 3.28%, Maturing January 28, 2015	$321,957
1,594	Term Loan, 3.28%, Maturing January 28, 2015	1,273,942
Herbst Gaming, Inc.
976	Term Loan, 0.00%, Maturing December 2, 2011(2)	542,629
Isle of Capri Casinos, Inc.
162	Term Loan, 1.99%, Maturing November 30, 2013	152,670
215	Term Loan, 1.99%, Maturing November 30, 2013	202,521
538	Term Loan, 2.03%, Maturing November 30, 2013	506,301

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

New World Gaming Partners, Ltd.
	287	Term Loan, 2.79%, Maturing June 30, 2014	$237,489
	58	Term Loan, 2.79%, Maturing June 30, 2014	48,102
Venetian Casino Resort/Las Vegas Sands, Inc.
	166	Term Loan, 2.04%, Maturing May 14, 2014	135,470
	821	Term Loan, 2.04%, Maturing May 23, 2014	670,491
VML US Finance, LLC
	133	Term Loan, 5.79%, Maturing May 25, 2012	123,314
	265	Term Loan, 5.79%, Maturing May 25, 2013	246,627

			$4,461,513

Nonferrous Metals / Minerals — 0.4%

Noranda Aluminum Acquisition
	1,429	Term Loan, 2.24%, Maturing May 18, 2014	$1,160,717

			$1,160,717

Oil and Gas — 1.0%

Citgo Petroleum Corp.
	992	Term Loan, 1.72%, Maturing November 15, 2012	$937,073
Dresser, Inc.
	300	Term Loan - Second Lien, 6.00%, Maturing May 4, 2015	273,000
Dynegy Holdings, Inc.
	925	Term Loan, 4.00%, Maturing April 2, 2013	890,755
	75	Term Loan, 4.00%, Maturing April 2, 2013	71,889
Enterprise GP Holdings, L.P.
	297	Term Loan, 2.52%, Maturing October 31, 2014	287,348
Hercules Offshore, Inc.
	546	Term Loan, 8.50%, Maturing July 6, 2013	527,468
Targa Resources, Inc.
	187	Term Loan, 2.24%, Maturing October 31, 2012	184,475
	136	Term Loan, 2.28%, Maturing October 31, 2012	134,133

			$3,306,141

Publishing — 2.9%

American Media Operations, Inc.
	1,477	Term Loan, 10.00%, Maturing January 31, 2013(3)	$1,341,747
CanWest MediaWorks, Ltd.
	221	Term Loan, 4.75%, Maturing July 10, 2014	177,955
GateHouse Media Operating, Inc.
	311	Term Loan, 2.25%, Maturing August 28, 2014	120,980
	739	Term Loan, 2.25%, Maturing August 28, 2014	287,645
Idearc, Inc.
	2,716	Term Loan, 0.00%, Maturing November 17, 2014(2)	1,242,155
Laureate Education, Inc.
	59	Term Loan, 3.53%, Maturing August 17, 2014	53,634
	393	Term Loan, 3.53%, Maturing August 17, 2014	358,365
MediaNews Group, Inc.
	198	Term Loan, 6.74%, Maturing August 2, 2013	61,344
Mediannuaire Holding
EUR	234	Term Loan, 3.03%, Maturing October 10, 2014	248,778
EUR	234	Term Loan, 3.53%, Maturing October 10, 2015	248,709
Nielsen Finance, LLC
	1,717	Term Loan, 2.24%, Maturing August 9, 2013	1,602,762
Philadelphia Newspapers, LLC
	212	Term Loan, 0.00%, Maturing June 29, 2013(2)	48,857
Reader’s Digest Association, Inc. (The)
	353	Revolving Loan, 4.54%, Maturing March 3, 2014	173,482
	1,421	Term Loan, 4.25%, Maturing March 3, 2014	698,637
	127	Term Loan, 7.00%, Maturing March 3, 2014	62,375
SGS International, Inc.
	472	Term Loan, 2.79%, Maturing December 30, 2011	452,013
TL Acquisitions, Inc.
	492	Term Loan, 2.74%, Maturing July 5, 2014	428,442
Tribune Co.
	179	Term Loan, 0.00%, Maturing April 10, 2010(2)	83,477
	500	Term Loan, 0.00%, Maturing May 17, 2014(2)	225,893
	790	Term Loan, 0.00%, Maturing May 17, 2014(2)	374,263
Xsys, Inc.
EUR	980	Term Loan, 3.27%, Maturing September 27, 2014	1,255,200

			$9,546,713

Radio and Television — 2.1%

Block Communications, Inc.
	265	Term Loan, 2.28%, Maturing December 22, 2011	$244,836
CMP KC, LLC
	478	Term Loan, 6.25%, Maturing May 5, 2013(4)	137,213
Intelsat Corp.
	723	Term Loan, 2.75%, Maturing January 3, 2014	684,366
	722	Term Loan, 2.75%, Maturing January 3, 2014	684,157
	722	Term Loan, 2.75%, Maturing January 3, 2014	684,157
Ion Media Networks, Inc.
	113	DIP Loan, 10.17%, Maturing May 29, 2010(4)(6)	177,590
	850	Term Loan, 0.00%, Maturing January 15, 2012(2)	215,333
NEP II, Inc.
	171	Term Loan, 2.53%, Maturing February 16, 2014	157,826
Nexstar Broadcasting, Inc.
	378	Term Loan, 5.00%, Maturing October 1, 2012	339,512
	358	Term Loan, 5.01%, Maturing October 1, 2012	321,032

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

SFX Entertainment
	327	Term Loan, 3.51%, Maturing June 21, 2013	$302,075
Tyrol Acquisition 2 SAS
EUR	250	Term Loan, 2.43%, Maturing January 19, 2015	319,900
EUR	250	Term Loan, 3.40%, Maturing January 19, 2016	319,900
Univision Communications, Inc.
	2,525	Term Loan, 2.53%, Maturing September 29, 2014	2,041,642
Young Broadcasting, Inc.
	486	Term Loan, 0.00%, Maturing November 3, 2012(2)	317,278
	241	Term Loan, 0.00%, Maturing November 3, 2012(2)	157,416

			$7,104,233

Retailers (Except Food and Drug) — 0.8%

American Achievement Corp.
	186	Term Loan, 6.26%, Maturing March 25, 2011	$167,259
Josten’s Corp.
	375	Term Loan, 2.32%, Maturing October 4, 2011	371,920
Neiman Marcus Group, Inc.
	202	Term Loan, 2.29%, Maturing April 5, 2013	174,058
Orbitz Worldwide, Inc.
	309	Term Loan, 3.28%, Maturing July 25, 2014	274,164
Oriental Trading Co., Inc.
	446	Term Loan, 9.75%, Maturing July 31, 2013	370,888
	300	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	72,750
Rent-A-Center, Inc.
	233	Term Loan, 2.00%, Maturing November 15, 2012	228,786
Rover Acquisition Corp.
	413	Term Loan, 2.52%, Maturing October 26, 2013	398,502
Savers, Inc.
	109	Term Loan, 3.00%, Maturing August 11, 2012	105,279
	100	Term Loan, 3.00%, Maturing August 11, 2012	96,218
Yankee Candle Company, Inc. (The)
	412	Term Loan, 2.25%, Maturing February 6, 2014	385,431

			$2,645,255

Steel — 0.2%

Algoma Acquisition Corp.
	700	Term Loan, 8.00%, Maturing June 20, 2013	$660,600
Niagara Corp.
	293	Term Loan, 9.25%, Maturing June 29, 2014	136,361

			$796,961

Surface Transport — 0.1%

Swift Transportation Co., Inc.
	500	Term Loan, 3.56%, Maturing May 10, 2014	$431,780

			$431,780

Telecommunications — 1.5%

Asurion Corp.
	425	Term Loan, 3.24%, Maturing July 13, 2012	$404,163
	250	Term Loan - Second Lien, 6.74%, Maturing January 13, 2013	238,047
BCM Luxembourg, Ltd.
EUR	369	Term Loan, 2.30%, Maturing September 30, 2014	479,531
EUR	369	Term Loan, 2.55%, Maturing September 30, 2015	479,584
EUR	500	Term Loan - Second Lien, 4.68%, Maturing March 31, 2016	605,742
CommScope, Inc.
	312	Term Loan, 2.78%, Maturing November 19, 2014	302,822
Crown Castle Operating Co.
	497	Term Loan, 1.78%, Maturing January 9, 2014	478,933
Intelsat Subsidiary Holding Co.
	291	Term Loan, 2.75%, Maturing July 3, 2013	280,088
IPC Systems, Inc.
GBP	256	Term Loan, 2.80%, Maturing May 31, 2014	301,977
Macquarie UK Broadcast Ventures, Ltd.
GBP	219	Term Loan, 2.51%, Maturing December 26, 2014	311,141
Stratos Global Corp.
	302	Term Loan, 2.78%, Maturing February 13, 2012	297,716
Windstream Corp.
	858	Term Loan, 3.00%, Maturing December 17, 2015	834,420

			$5,014,164

Utilities — 1.5%

AEI Finance Holding, LLC
	75	Term Loan, 3.24%, Maturing March 30, 2012	$69,947
	519	Term Loan, 3.28%, Maturing March 30, 2014	481,607
Astoria Generating Co.
	375	Term Loan - Second Lien, 4.04%, Maturing August 23, 2013	348,750
Calpine Corp.
	741	DIP Loan, 3.17%, Maturing March 29, 2014	683,457
Mirant North America, LLC
	894	Term Loan, 1.99%, Maturing January 3, 2013	857,361
NRG Energy, Inc.
	1,035	Term Loan, 2.02%, Maturing June 1, 2014	976,002
	556	Term Loan, 2.03%, Maturing June 1, 2014	524,900

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Utilities (continued)

TXU Texas Competitive Electric Holdings Co., LLC
1,203	Term Loan, 3.74%, Maturing October 10, 2014	$926,281
221	Term Loan, 3.74%, Maturing October 10, 2014	171,404

		$5,039,709

Total Senior Floating-Rate Interests
(identified cost $186,870,361)		$176,962,235

Collateralized Mortgage Obligations — 8.0%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$6,004	Series 2113, Class QG, 6.00%, 1/15/29	$6,486,851
3,120	Series 2167, Class BZ, 7.00%, 6/15/29	3,372,303
3,965	Series 2182, Class ZB, 8.00%, 9/15/29	4,399,828

Federal National Mortgage Association:
200	Series 1989-89, Class H, 9.00%, 11/25/19	230,521
473	Series 1991-122, Class N, 7.50%, 9/25/21	527,237
4,355	Series 1993-84, Class M, 7.50%, 6/25/23	4,938,751
1,629	Series 1994-42, Class K, 6.50%, 4/25/24	1,792,015
1,296	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,462,261
1,185	Series 1997-38, Class N, 8.00%, 5/20/27	1,372,147
1,958	Series G-33, Class PT, 7.00%, 10/25/21	2,141,603

Total Collateralized Mortgage Obligations
(identified cost $25,275,875)		$26,723,517

Commercial Mortgage-Backed Securities — 2.4%

Principal
Amount
(000’s omitted)	Security	Value

$595	CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36	$595,543
700	GECMC, Series 2004-C1, Class A3, 4.596%, 11/10/38	695,754
1,250	GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(7)	1,232,459
1,250	GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38	1,201,737
1,000	MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/21/41	995,448

$1,000	MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	$1,004,275
2,225	WBCMT, Series 2004-C12, Class A4, 5.236%, 7/15/41(7)	2,243,957

Total Commercial Mortgage-Backed Securities
(identified cost $7,488,696)		$7,969,173

Mortgage Pass-Throughs — 44.9%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$7,148	3.003%, with maturity at 2035(8)	$7,382,132
11,044	5.00%, with maturity at 2019	11,794,956
10,307	6.00%, with various maturities to 2029(9)	10,999,623
2,317	6.15%, with maturity at 2027	2,516,801
5,341	6.50%, with maturity at 2019(9)	5,765,117
8,070	7.00%, with various maturities to 2035	8,759,144
5,810	7.50%, with various maturities to 2035	6,580,616
7,066	8.00%, with various maturities to 2032(9)	8,077,356
5,919	8.50%, with various maturities to 2031	6,916,683
532	9.00%, with maturity at 2031	620,365
488	9.50%, with various maturities to 2022	562,669
1,083	11.50%, with maturity at 2019	1,190,384

Federal National Mortgage Association:
7,475	5.00%, with maturity at 2013	7,737,590
2,735	5.50%, with maturity at 2029	2,877,805
3,378	6.319%, with maturity at 2032(8)	3,514,876
6,640	6.50%, with maturity at 2018	7,114,805
11,613	7.00%, with various maturities to 2033	12,792,407
13,610	7.50%, with various maturities to 2031	15,422,744
3,987	8.00%, with various maturities to 2029	4,558,955
831	8.50%, with various maturities to 2027	957,099
1,811	9.00%, with various maturities to 2029	2,091,560
100	9.50%, with maturity at 2014	106,049
1,626	10.00%, with various maturities to 2031	1,877,450

Government National Mortgage Association:
6,163	7.50%, with maturity at 2025	6,968,267
6,156	8.00%, with various maturities to 2027	7,115,483
3,272	9.00%, with various maturities to 2026	3,909,926
559	9.50%, with maturity at 2025	654,141
669	11.00%, with maturity at 2018	750,437

Total Mortgage Pass-Throughs
(identified cost $141,870,683)		$149,615,440

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Asset-Backed Securities — 0.1%

Principal
Amount
(000’s omitted)		Security	Value

	$500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.034%, 7/17/19(8)	$235,350

Total Asset-Backed Securities
(identified cost $500,000)			$235,350

Corporate Bonds & Notes — 0.2%

Principal
Amount*
(000’s omitted)		Security	Value

Building and Development — 0.1%

Grohe Holding GmbH, Variable Rate
EUR	500	3.617%, 1/15/14	$610,735

			$610,735

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
	200	3.549%, 6/15/13	$187,000

			$187,000

Total Corporate Bonds & Notes
(identified cost $846,625)			$797,735

Foreign Corporate Bonds & Notes — 1.3%

Principal
Amount
(000’s omitted)		Security	Value

JPMorgan Chilean Inflation Linked Note
	$2,336	3.80%, 11/17/15(10)	$2,469,152
Kazkommerts International
	2,000	7.875%, 4/7/14(11)	1,685,000

Total Foreign Corporate Bonds & Notes
(identified cost $3,661,461)			$4,154,152

Foreign Government Securities — 8.0%

Principal
Amount*
(000’s omitted)		Security	Value

Ghana Government Bond
GHS	320	13.50%, 3/30/10	$213,079
GHS	1,300	13.67%, 6/11/12(4)	711,596
GHS	730	13.69%, 3/15/10	488,361
Ivory Coast
	562	4.00%, 3/31/28(2)	336,919
Nota Do Tesouro Nacional
BRL	2,991	6.00%, 5/15/15(12)	1,645,092
Poland Government Bond
PLN	6,681	3.00%, 8/24/16(13)	2,207,930
Republic of Congo
	526	3.00%, 6/30/29	261,834
Republic of Georgia
	1,181	7.50%, 4/15/13	1,198,715
Republic of Macedonia
EUR	1,716	4.625%, 12/8/15	2,208,320
Republic of South Africa
	2,120	6.50%, 6/2/14	2,321,400
Republic of South Korea
	970	7.125%, 4/16/19	1,137,922
Republic of Uruguay
UYU	48,066	5.00%, 9/14/18(14)	2,381,191
Turkey Government Bond
TRY	5,573	10.00%, 2/15/12(15)	4,166,861
TRY	8,974	12.00%, 8/14/13(16)	7,545,968

Total Foreign Government Securities
(identified cost $22,597,155)			$26,825,188

Common Stocks — 0.0%

Shares		Security	Value

Building and Development — 0.0%

	154	United Subcontractors, Inc. (4)(17)	$12,402

			$12,402

Food Service — 0.0%

	6,477	Buffets, Inc. (17)	$42,100

			$42,100

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Nonferrous Metals/Minerals — 0.0%

234	Euramax International, Inc. (4)(17)	$0

		$0

Total Common Stocks
(identified cost $27,778)		$54,502

Currency Options Purchased — 0.0%

	Principal Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	3,532	EUR	1.41	4/29/10	$104,459
Japanese Yen Put Option	JPY	741,000	JPY	106.91	4/8/10	5,433

Total Currency Options Purchased
(identified cost $222,664)						$109,892

Short-Term Investments — 15.6%
Foreign Government Securities — 12.5%

Principal
Amount
(000’s omitted)		Security	Value

Egypt Treasury Bill
EGP	14,000	0.00%, 11/3/09	$2,557,321
EGP	27,175	0.00%, 11/10/09	4,954,609
EGP	1,725	0.00%, 11/24/09	313,324
EGP	7,750	0.00%, 12/1/09	1,405,040
EGP	11,825	0.00%, 12/8/09	2,139,789
EGP	2,375	0.00%, 6/29/10	407,007
EGP	3,700	0.00%, 8/3/10	628,196
EGP	3,725	0.00%, 9/28/10	623,265
EGP	3,775	0.00%, 10/26/10	626,541
EGP	14,550	0.00%, 10/26/10	2,414,880
Iceland Treasury Bill
ISK	277,352	0.00%, 11/16/09	1,869,518
ISK	90,561	0.00%, 2/15/10	597,402
Iceland Treasury Note
ISK	131,164	7.00%, 3/17/10	882,933
Lebanon Treasury Bill
LBP	512,000	0.00%, 11/5/09	340,653
LBP	1,061,000	0.00%, 11/19/09	704,626
LBP	537,950	0.00%, 12/17/09	356,236
LBP	586,500	0.00%, 12/17/09	388,386
LBP	852,790	0.00%, 12/24/09	564,204
LBP	879,100	0.00%, 12/31/09	581,055
LBP	848,000	0.00%, 1/7/10	559,940
LBP	570,000	0.00%, 1/21/10	375,585
LBP	1,108,000	0.00%, 2/4/10	728,455
LBP	819,000	0.00%, 2/18/10	537,170
LBP	3,569,500	0.00%, 3/18/10	2,329,087
LBP	1,420,000	0.00%, 4/1/10	923,955
LBP	1,779,000	0.00%, 4/15/10	1,154,159
LBP	2,850,000	0.00%, 4/29/10	1,847,567
LBP	536,000	0.00%, 9/23/10	338,287
LBP	1,203,800	0.00%, 10/21/10	756,182
Sri Lanka Government Bond
LKR	10,720	7.60%, 4/1/10	92,734
LKR	26,700	15.50%, 5/15/10	239,847
Sri Lanka Treasury Bill
LKR	237,000	0.00%, 11/13/09	2,057,771
LKR	349,400	0.00%, 1/8/10	2,993,944
LKR	218,000	0.00%, 1/15/10	1,864,830
LKR	223,680	0.00%, 2/5/10	1,903,949
LKR	31,930	0.00%, 4/9/10	267,494
LKR	55,990	0.00%, 4/30/10	467,273

Total Foreign Government Securities
(identified cost $41,502,992)			$41,793,214

Other Short-Term Investments — 3.1%

	Principal/Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(18)	$9,165	$9,165,031
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	1,224	1,223,527

Total Other Short-Term Investments
(identified cost $10,388,558)		$10,388,558

Total Short-Term Investments
(identified cost $51,891,550)		$52,181,772

Total Investments — 133.6%
(identified cost $441,252,848)		$445,628,956

Less Unfunded Loan Commitments — 0.0%		$(37,632)

Net Investments — 133.6%
(identified cost $441,215,216)		$445,591,324

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Currency Options Written — (0.0)%

	Principal Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Japanese Yen Call Option	JPY	(1,057,000)	JPY	76.30	4/8/10	$(55,307)

Total Currency Options Written (premiums received $135,484)						$(55,307)

Other Assets and Liabilities — (33.6)%						$(112,051,930)

Net Assets — 100.0%						$333,484,087

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

DIP - Debtor in Possession

GECMC - General Electric Commercial Mortgage Corporation

GSMS - GS Mortgage Securities Corporation II

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

WBCMT - Wachovia Bank Commercial Mortgage Trust

BRL - Brazilian Real

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

PLN - Polish Zloty

TRY - New Turkish Lira

UYU - Uruguayan Peso

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Weighted average fixed-rate coupon that changes/updates monthly.

(8)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)	Bond pays a 3.80% coupon on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $2,000,000 and the current face is $2,336,276.

(11)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(12)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 1,615,000 and current face is BRL 2,990,598.

(13)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Poland Inflation Indexed CPI. The original face is PLN 5,827,000 and the current face is PLN 6,681,180.

(14)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 38,030,000 and the current face is UYU 48,065,861.

(15)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 4,586,000 and current face is TRY 5,572,806.

(16)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 8,502,000 and the current face is TRY 8,974,269.

(17)	Non-income producing security.

(18)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $432,050,185)	$436,426,293
Affiliated investment, at value (identified cost, $9,165,031)	9,165,031
Foreign currency, at value (identified cost, $170,011)	169,154
Restricted cash*	2,050,000
Interest receivable	2,677,923
Receivable for investments sold	1,157,561
Receivable for open forward foreign currency exchange contracts	1,552,006
Receivable for closed forward foreign currency exchange contracts	53,315
Receivable for open swap contracts	549,006
Premium paid on open swap contracts	203,694
Tax reclaims receivable	5,842
Prepaid expenses and other assets	136,155

Total assets	$454,145,980

Liabilities

Notes payable	$111,000,000
Written options outstanding, at value (premiums received, $135,484)	55,307
Payable for investments purchased	5,055,087
Payable for variation margin on open financial futures contracts	70,703
Payable for open forward foreign currency exchange contracts	898,733
Payable for closed forward foreign currency exchange contracts	12,625
Payable for open swap contracts	2,859,883
Payable to affiliates:
Investment adviser fee	258,946
Trustees’ fees	8,175
Accrued expenses	442,434

Total liabilities	$120,661,893

Net Assets	$333,484,087

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	355,077,541
Accumulated net realized loss	(24,664,121)
Accumulated undistributed net investment income	173,599
Net unrealized appreciation	2,708,202

Net Assets	$333,484,087

Net Asset Value

($333,484,087 ÷ 18,886,596 common shares issued and outstanding)	$17.66

*	Represents restricted cash on deposit at custodian for open financial contracts.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $60,651)	$26,105,448
Interest income allocated from affiliated investment	87,405
Expenses allocated from affiliated investment	(55,967)

Total investment income	$26,136,886

Expenses

Investment adviser fee	$3,663,911
Trustees’ fees and expenses	6,438
Custodian fee	390,755
Transfer and dividend disbursing agent fees	21,952
Legal and accounting services	283,720
Printing and postage	122,163
Interest expense and fees	1,235,501
Miscellaneous	62,896

Total expenses	$5,787,336

Deduct —
Reduction of investment adviser fee	$991,215
Reduction of custodian fee	134

Total expense reductions	$991,349

Net expenses	$4,795,987

Net investment income	$21,340,899

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,511,748)
Financial futures contracts	(211,499)
Swap contracts	(494,880)
Foreign currency and forward foreign currency exchange contract transactions	(5,904,159)

Net realized loss	$(14,122,286)

Change in unrealized appreciation (depreciation) —
Investments	$69,537,245
Financial futures contracts	(157,296)
Swap contracts	(2,025,181)
Written options	80,177
Foreign currency and forward foreign currency exchange contracts	(2,940,880)

Net change in unrealized appreciation (depreciation)	$64,494,065

Net realized and unrealized gain	$50,371,779

Net increase in net assets from operations	$71,712,678

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$21,340,899	$21,662,998
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(14,122,286)	3,488,665
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	64,494,065	(66,230,288)

Net increase (decrease) in net assets from operations	$71,712,678	$(41,078,625)

Distributions to shareholders —
From net investment income	$(18,896,961)	$(25,806,645)
Tax return of capital	(2,066,635)	—

Total distributions	$(20,963,596)	$(25,806,645)

Net increase (decrease) in net assets	$50,749,082	$(66,885,270)

Net Assets

At beginning of year	$282,735,005	$349,620,275

At end of year	$333,484,087	$282,735,005

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$173,599	$(436,423)

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	October 31, 2009

Net increase in net assets from operations	$71,712,678
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(173,959,976)
Investments sold and principal repayments	141,774,868
Increase in other short-term investments, net	(3,283,902)
Net accretion/amortization of premium (discount)	(2,754,376)
Amortization of structuring fee on notes payable	91,759
Increase in restricted cash	(2,050,000)
Decrease in interest receivable	700,152
Decrease in interest receivable from affiliated investment	5,007
Increase in receivable for investments sold	(386,773)
Decrease in receivable for variation margin on open financial futures contracts	162,625
Decrease in receivable for open forward foreign currency exchange contracts	3,438,608
Decrease in receivable for closed forward foreign currency exchange contracts	259,559
Decrease in receivable for open swap contracts	2,243,125
Increase in premium paid on open swap contracts	(203,694)
Increase in tax reclaims receivable	(5,842)
Increase in prepaid expenses and other assets	(51,215)
Increase in written options outstanding	55,307
Increase in payable for investments purchased	4,377,351
Increase in payable for variation margin on open financial futures contracts	70,703
Decrease in payable for interest on swap contracts	(75,621)
Decrease in payable for open forward foreign currency exchange contracts	(70,501)
Decrease in payable for closed forward foreign currency exchange contracts	(180,887)
Decrease in payable for open swap contracts	(217,944)
Increase in payable to affiliate for investment adviser fee	31,305
Increase in payable to affiliate for Trustees’ fees	7,361
Increase in accrued expenses	93,051
Decrease in unfunded loan commitments	(60,766)
Net change in unrealized (appreciation) depreciation from investments	(69,537,245)
Net realized loss from investments	7,511,748

Net cash used in operating activities	$(20,303,535)

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(20,963,596)
Proceeds from notes payable	127,000,000
Repayments of notes payable	(16,000,000)
Repayment of demand note payable	(70,900,000)
Payment of structuring fee on notes payable	(125,000)
Decrease in due to custodian - foreign currency	(257,189)

Net cash provided by financing activities	$18,754,215

Net decrease in cash*	$(1,549,320)

Cash at beginning of year	$1,718,474

Cash at end of year(1)	$169,154

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,138,927

(1)	Balance represents foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(857).

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended October 31,
					Period Ended
	2009	2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$14.970	$18.510	$18.420	$18.570	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$1.130	$1.147	$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	2.670	(3.321)	0.381	0.238	(0.250)

Total income (loss) from operations	$3.800	$(2.174)	$1.510	$1.253	$0.290

Less Distributions

From net investment income	$(1.001)	$(1.366)	$(1.420)	$(1.322)	$(0.667)
Tax return of capital	(0.109)	—	—	(0.081)	(0.113)

Total distributions	$(1.110)	$(1.366)	$(1.420)	$(1.403)	$(0.780)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.040)

Net asset value — End of period	$17.660	$14.970	$18.510	$18.420	$18.570

Market value — End of period	$15.570	$12.620	$16.500	$17.750	$16.070

Total Investment Return on Net Asset Value(4)	28.04%	(11.57)%	8.82%	7.73%	1.71	%(5)(6)

Total Investment Return on Market Value(4)	33.90%	(16.36)%	0.66%	19.96%	(11.98	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$333,484	$282,735	$349,620	$347,241	$350,146
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees	1.22%	1.15%	1.14%	1.11%	1.02	%(7)
Interest and fee expense(8)	0.41%	0.06%	—	—	—
Total expenses before custodian fee reduction	1.63%	1.21%	1.14%	1.11%	1.02	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.22%	1.15%	1.14%	1.11%	1.01	%(7)
Net investment income	7.17%	6.54%	6.12%	5.50%	4.26	%(7)
Portfolio Turnover	32%	31%	114%	56%	89	%(6)

Senior Securities:
Total notes payable outstanding (in 000’s)	$111,000	$70,900	$—	$—	$—
Asset coverage per $1,000 of notes payable(9)	$4,004	$4,988	$—	$—	$—

(1)	For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Annualized.

(8)	Interest expense relates to borrowings for the purpose of financial leverage. See Note 8.

(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,993,327 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823), October 31, 2016 ($17,966,463) and October 31, 2017 ($738,126).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearing house for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$18,896,961	$25,806,645
Tax return of capital	$2,066,635	—

During the year ended October 31, 2009, accumulated net realized loss was decreased by $14,205,282, accumulated undistributed net investment income was decreased by $1,833,916 and paid-in capital was decreased by $12,371,366 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, mixed straddles and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(22,993,327)
Net unrealized appreciation	$1,211,007

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to defaulted bond interest, wash sales, foreign currency transactions, futures contracts, swap contracts and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreement provides that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2009, the Fund’s investment leverage was 48% of its total leveraged assets. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $3,717,055 of which $53,144 was allocated from Cash Management and $3,663,911 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the portion allocated from Cash Management, was 1.25% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $991,215 of its investment adviser fee for the year ended October 31, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$91,298,381
U.S. Government and Agency Securities	27,635,416

$118,933,797

Sales

Investments (non-U.S. Government)	$83,209,687
U.S. Government and Agency Securities	34,891,184

$118,100,871

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2009 and October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$443,494,159

Gross unrealized appreciation	$19,043,492
Gross unrealized depreciation	(16,946,327)

Net unrealized appreciation	$2,097,165

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/13/09	Euro 687,454	United States Dollar 1,010,509	$(1,160)
11/13/09	Sri Lanka Rupee 237,000,000	United States Dollar 2,034,335	(27,282)
11/16/09	Sri Lanka Rupee 2,069,250	United States Dollar 17,981	(12)
11/23/09	South African Rand 32,488,983	United States Dollar 4,387,439	242,978
11/23/09	South African Rand 18,183,563	United States Dollar 2,454,916	135,328
11/30/09	British Pound Sterling 1,484,173	United States Dollar 2,429,873	(5,597)
11/30/09	Euro 14,831,574	United States Dollar 21,859,812	34,248
1/8/10	Sri Lanka Rupee 349,400,000	United States Dollar 2,963,528	(58,005)
1/15/10	Sri Lanka Rupee 218,000,000	United States Dollar 1,849,809	(34,361)
2/5/10	Sri Lanka Rupee 223,680,000	United States Dollar 1,906,093	(24,038)
4/1/10	Sri Lanka Rupee 11,127,360	United States Dollar 95,448	(263)
4/9/10	Sri Lanka Rupee 31,930,000	United States Dollar 274,077	(440)
4/30/10	Sri Lanka Rupee 55,990,000	United States Dollar 480,601	(187)
5/17/10	Sri Lanka Rupee 28,769,250	United States Dollar 245,786	(980)
7/20/10	Kazakhstan Tenge 186,263,000	United States Dollar 1,142,718	(79,820)
7/21/10	Kazakhstan Tenge 185,190,000	United States Dollar 1,143,148	(72,237)
7/23/10	Kazakhstan Tenge 181,859,600	United States Dollar 1,120,860	(72,453)

			$35,719

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 11,710,000,000	United States Dollar 1,138,662	$87,302
11/5/09	Mexican Peso 32,864,000	United States Dollar 2,538,192	(49,527)
11/5/09	Polish Zloty 16,348,535	Euro 3,850,791	(16,742)
11/5/09	Polish Zloty 460,000	Euro 108,173	(210)
11/6/09	South Korean Won 3,826,200,000	United States Dollar 3,254,678	(18,430)
11/9/09	Indian Rupee 58,660,000	United States Dollar 1,241,481	7,268
11/9/09	Indian Rupee 57,000,000	United States Dollar 1,221,603	(8,192)
11/10/09	Indian Rupee 113,446,400	United States Dollar 2,324,245	90,707
11/10/09	Indonesian Rupiah 11,672,000,000	United States Dollar 1,151,994	68,714
11/12/09	Russian Ruble 37,900,000	United States Dollar 1,293,184	2,677
11/12/09	Russian Ruble 31,800,000	United States Dollar 1,084,954	2,338
11/13/09	Australian Dollar 1,373,000	United States Dollar 1,233,874	876
11/13/09	South Korean Won 1,261,600,000	United States Dollar 1,080,692	(13,710)
11/16/09	Indian Rupee 57,700,000	United States Dollar 1,189,691	38,317
11/16/09	New Turkish Lira 2,603,167	United States Dollar 1,774,483	(47,107)
11/16/09	Swedish Krona 8,580,000	Euro 831,468	(13,757)
11/19/09	Malaysian Ringgit 4,295,000	United States Dollar 1,281,516	(23,399)
11/20/09	Malaysian Ringgit 3,860,000	United States Dollar 1,149,836	(19,170)
11/23/09	Colombian Peso 3,463,573,521	United States Dollar 1,817,433	(88,816)
11/23/09	Mexican Peso 33,603,000	United States Dollar 2,592,124	(53,467)
11/23/09	Norwegian Krone 18,017,300	Euro 2,152,605	(23,446)
11/25/09	Indian Rupee 35,800,000	United States Dollar 745,367	16,308
11/30/09	Australian Dollar 1,465,900	United States Dollar 1,349,477	(33,273)
11/30/09	Indonesian Rupiah 12,600,000,000	United States Dollar 1,299,907	13,277
11/30/09	Indonesian Rupiah 6,752,000,000	United States Dollar 709,393	(5,693)
11/30/09	Norwegian Krone 12,390,000	Euro 1,485,843	(24,828)
11/30/09	Serbian Dinar 76,800,000	Euro 816,153	(141)
12/2/09	Brazilian Real 2,883,492	United States Dollar 1,631,673	(4,255)
12/4/09	Indian Rupee 12,700,000	United States Dollar 270,213	(95)
12/11/09	Zambian Kwacha 3,099,500,000	United States Dollar 582,066	80,972
12/21/09	Indian Rupee 31,700,000	United States Dollar 692,442	(18,592)
12/21/09	Zambian Kwacha 3,170,000,000	United States Dollar 587,037	89,296
1/13/10	Indonesian Rupiah 7,088,580,000	United States Dollar 751,307	(16,511)
1/14/10	Indian Rupee 113,040,000	United States Dollar 2,440,415	(39,480)
1/21/10	Serbian Dinar 106,400,000	Euro 1,119,411	(3,057)
1/27/10	Zambian Kwacha 2,558,443,600	United States Dollar 470,475	70,429
4/13/10	Ghanaian Cedi 674,500	United States Dollar 424,882	15,006
4/13/10	Ghanaian Cedi 21,600	United States Dollar 13,652	435
5/26/10	Zambian Kwacha 3,486,700,000	United States Dollar 589,368	118,033
5/27/10	Zambian Kwacha 3,186,400,000	United States Dollar 537,698	108,571
7/20/10	Ukraine Hryvnia 11,484,300	United States Dollar 1,142,716	81,424
7/21/10	Ukraine Hryvnia 11,317,000	United States Dollar 1,143,131	62,548
7/23/10	Ukraine Hryvnia 11,065,700	United States Dollar 1,117,747	59,931
9/3/10	Ukraine Hryvna 2,470,000	United States Dollar 220,536	37,164
9/28/10	Zambian Kwacha 2,553,900,000	United States Dollar 485,071	12,242
6/15/11	Yuan Renminbi 20,600,000	United States Dollar 3,116,490	52,001
6/15/11	Yuan Renminbi 9,800,000	United States Dollar 1,483,724	23,616

			$617,554

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $53,315 and a payable of $12,625.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	14 Euro-Bobl	Short	$(2,374,035)	$(2,382,132)	$(8,097)
12/09	10 Euro-Bund	Short	(1,785,068)	(1,793,942)	(8,874)
12/09	61 U.S. 5 Year Treasury Note	Short	(7,024,403)	(7,103,640)	(79,237)
12/09	21 U.S. 10 Year Treasury Note	Short	(2,452,333)	(2,490,797)	(38,464)

					$(134,672)

Euro-Bobl: Medium term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Interest Rate Swaps

Fund
	Notional	Pays/
	Amount	Receives	Floating	Annual		Net
	(000’s	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	omitted)	Rate	Index	Rate	Date	Depreciation

JPMorgan Chase Bank	BRL 19,754	Pay	Brazil Interbank Deposit Rate	9.67%	1/3/11	$(66,553)

$(66,553)

BRL - Brazilian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$2,100	5.25%	11/20/09	0.36%	$56,235

Colombia	Credit Suisse First Boston, Inc.	2,200	4.90	11/20/09	0.96	54,222

Iceland	JPMorgan Chase Bank	2,600	1.75	3/20/18	3.22	(236,542)

Iceland	JPMorgan Chase Bank	800	1.90	3/20/18	3.22	(65,042)

Iceland	JPMorgan Chase Bank	1,000	2.10	3/20/23	3.07	(79,849)

Iceland	JPMorgan Chase Bank	1,000	2.45	3/20/23	3.07	(49,703)

Kazakhstan	Barclays Bank PLC	1,900	9.75	11/20/09	0.82	94,328

						$(226,351)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%	12/20/13	$5,536

Austria	Barclays Bank PLC	1,000	1.42	3/20/14	(38,879)

Brazil	Barclays Bank PLC	2,300	1.65	9/20/19	(17,146)

Italy	Credit Suisse First Boston, Inc.	6,800	0.20	12/20/16	251,168

Lebanon	Citigroup Global Markets	1,000	1.00(1)	12/20/14	(7,941)

Lebanon	Citigroup Global Markets	$1,200	3.30%	9/20/14	$(39,326)

Malaysia	Bank of America	800	0.83	12/20/14	4,369

Malaysia	Barclays Bank PLC	1,600	0.82	12/20/14	9,334

Malaysia	Barclays Bank PLC	2,100	2.40	3/20/14	(141,759)

Malaysia	Citigroup Global Markets	2,000	2.45	3/20/14	(139,320)

Philippines	Barclays Bank PLC	1,500	1.84	12/20/14	(4,448)

Philippines	Citigroup Global Markets	800	1.84	12/20/14	(2,372)

Philippines	Credit Suisse First Boston, Inc.	5,000	2.15	9/20/11	(93,383)

Philippines	JPMorgan Chase Bank	5,000	2.17	9/20/11	(95,366)

South Africa	Bank of America	1,200	1.00(1)	12/20/19	(2,291)

South Africa	Barclays Bank PLC	1,200	1.00(1)	12/20/19	(10,753)

Thailand	Barclays Bank PLC	1,900	0.97	9/20/19	31,371

Thailand	Citigroup Global Markets	1,600	0.86	12/20/14	17,660

Thailand	Citigroup Global Markets	900	0.95	9/20/19	16,338

Thailand	JPMorgan Chase Bank	800	0.87	12/20/14	8,445

Turkey	Barclays Bank PLC	1,100	2.12	1/20/13	(27,845)

Turkey	Citigroup Global Markets	2,300	2.93	9/20/19	(147,144)

Turkey	Credit Suisse First Boston, Inc.	10,000	2.01	3/20/10	(74,452)

Turkey	Credit Suisse First Boston, Inc.	880	2.11	1/20/13	(21,977)

Turkey	JPMorgan Chase Bank	10,000	2.00	3/20/10	(73,950)

Turkey	JPMorgan Chase Bank	3,740	2.12	1/20/13	(94,672)

					$(688,803)

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $11,600,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency
	Received)	Delivered)				Net
	(000’s	(000’s	Floating	Fixed	Termination	Unrealized
Counterparty	omitted)	omitted)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 1,110	$687	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(156,607)

Citigroup Global Markets	TRY 2,367	1,427	3-month USD-LIBOR-BBA	12.10	2/15/12	(375,002)

Citigroup Global Markets	TRY 3,434	2,044	3-month USD-LIBOR-BBA	12.46	8/14/13	(467,418)

Credit Suisse First Boston, Inc.	TRY 1,799	1,039	3-month USD-LIBOR-BBA	12.45	2/15/12	(330,143)

						$(1,329,170)

TRY - New Turkish Lira

The Fund pays interest on the currency received and receives interest on the currency delivered.
At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	—	$—
Options written	JPY 1,057,000	135,484

Outstanding, end of year	JPY 1,057,000	$135,484

JPY - Japanese Yen

At October 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Fund may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Fund holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate and cross-currency swap contracts. The Fund may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $1,648,232. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $2,894,916 at October 31, 2009.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk was $2,264,219, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $2,019,000 due to master netting

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value
Statement of Assets and		Foreign	Interest
Liabilities Caption	Credit	Exchange	Rate

Investments, at value	$—	$109,892	$—
Receivable for open and closed forward foreign currency exchange contracts	—	1,605,321	—
Receivable for open swap contracts	549,006	—	—

Total Asset Derivatives	$549,006	$1,715,213	$—

Written options, at value	$—	$(55,307)	$—
Net unrealized appreciation	—	—	(134,672)*
Payable for open and closed forward foreign currency exchange contracts	—	(911,358)	—
Payable for open swap contracts	(1,464,160)	—	(1,395,723)

Total Liability Derivatives	$(1,464,160)	$(966,665)	$(1,530,395)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

		Foreign	Interest
Statement of Operations Caption	Credit	Exchange	Rate

Net realized gain (loss) –
Investment transactions	$—	$(39,780)	$—
Financial futures contracts	—	—	367,144
Written options	—	—	—
Swap contracts	(218,601)	—	(12,464)
Foreign currency and forward foreign currency exchange contract transactions	—	(1,670,027)	—

Total	$(218,601)	$(1,709,807)	$354,680

Change in unrealized appreciation (depreciation) –
Investments	$—	$(47,605)	$—
Financial futures contracts	—	—	(501,029)
Written options	—	70,518	—
Swap contracts	106,179	—	(854,072)
Foreign currency and forward foreign currency exchange contracts	—	1,267,020	—

Total	$106,179	$1,289,933	$(1,355,101)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $15,245,000, $107,353,000 and $85,642,000, respectively.

The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $8,999,000.

8   Revolving Credit and Security Agreement

Effective February 9, 2009, the Fund entered into a Revolving Credit and Security Agreement (the Agreement) with a bank to borrow up to a limit of $125 million for the purchase of investment securities and for temporary or emergency purposes. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund also paid an up-front fee of $125,000, which is being amortized to interest expense through February 5, 2010, the termination date of the Agreement. The unamortized balance at October 31, 2009 is approximately $33,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2009, the Fund had borrowings outstanding under the Agreement of $111,000,000 at an interest rate of 0.98%. The carrying amount of the borrowings at October 31, 2009 approximated its fair value. Prior to February 9, 2009, the Fund participated with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings were made by the Fund for the purpose of financial leverage. Interest was charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit was allocated among the participating portfolios and funds at the end of each quarter. For the

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

year ended October 31, 2009, the combined average borrowings under the Agreement and line of credit noted above and the average interest rate were $96,898,630 and 1.04%, respectively.

9   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (less unfunded loan commitments)	$—	$176,451,099	$473,504	$176,924,603
Collateralized Mortgage Obligations	—	26,723,517	—	26,723,517
Commercial Mortgage-Backed Securities	—	7,969,173	—	7,969,173
Mortgage Pass-Throughs	—	149,615,440	—	149,615,440
Asset-Backed Securities	—	235,350	—	235,350
Corporate Bonds & Notes	—	797,735	—	797,735
Foreign Corporate Bonds & Notes	—	4,154,152	—	4,154,152
Foreign Government Securities	—	67,906,806	711,596	68,618,402
Common Stocks	—	42,100	12,402	54,502
Currency Options Purchased	—	109,892	—	109,892
Other Short-Term Investments	9,165,031	1,223,527	—	10,388,558

Total Investments	$9,165,031	$435,228,791	$1,197,502	$445,591,324
Forward Foreign Currency Exchange Contracts	—	1,605,321	—	1,605,321
Swap Contracts	—	549,006	—	549,006

Total	$9,165,031	$437,383,118	$1,197,502	$447,745,651

Liability Description
Currency Options Written	$—	$(55,307)	$—	$(55,307)
Forward Foreign Currency Exchange Contracts	—	(911,358)	—	(911,358)
Futures Contracts	(134,672)	—	—	(134,672)
Swap Contracts	—	(2,859,883)	—	(2,859,883)

Total	$(134,672)	$(3,826,548)	$—	$(3,961,220)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Investments in
	Senior	Investments in
	Floating-	Foreign	Investments in
	Rate	Government	Common
	Interests	Securities	Stocks	Total

Balance as of October 31, 2008	$269,506	$1,735,349	$—	$2,004,855
Realized gains (losses)	(243,398)	—	—	(243,398)
Change in net unrealized appreciation (depreciation)*	33,819	(321,588)	(7,280)	(295,049)
Net purchases (sales)	95,567	—	19,682	115,249
Accrued discount (premium)	3,902	(725)	—	3,177
Net transfers to (from) Level 3	314,108	(701,440)	—	(387,332)

Balance as of October 31, 2009	$473,504	$711,596	$12,402	$1,197,502

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(122,094)	$(197,870)	$(7,280)	$(327,244)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

NOTICE TO SHAREHOLDERS

In February 2009, the following changes were made to the Fund’s investment policies:

•	The Fund was authorized to invest in commercial mortgage-backed securities (“CMBS”). The Fund is permitted to invest in CMBS among the other investments in which it may invest in addition to investing at least 25% of its net assets in each of: (i) mortgage-backed securities, (ii) senior loans and (iii) foreign obligations, including derivative instruments. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•	The Fund was authorized to execute short sales of sovereign bonds, provided that not more than 15% of its net assets are held as collateral for such sales at any one time, and to enter into reverse repurchase agreements. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Under a reverse repurchase agreement, possession of a portfolio instrument is temporarily transferred to another party in return for cash, with the counterparty agreeing to return the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Any fluctuation in the market value of the instrument transferred could affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.

•	A non-fundamental investment policy of the Fund was revised to provide that the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the Investment Company Act of 1940) in an amount equal to the current market value of the securities sold short.

At a special meeting held on October 23, 2009, shareholders authorized the Fund to invest in commodities-related investments to the extent permitted by law. Commodities-related investments may include (but are not limited to) futures contracts on commodities and options thereon, commodity exchange-traded funds and notes, total return swaps on commodity indices, commodity-linked notes and commodity-related warrants. The value of commodities-related investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, health, political and regulatory developments. The Fund will not invest in commodity-related investments until it has obtained any required tax rulings.

Beginning December 14, 2009, the Fund may participate in the Term Asset-Backed Loan Facility (“TALF”) program. The TALF is a loan facility administered by the Federal Reserve Bank of New York (the “New York Fed”) in conjunction with the U.S. Treasury Department. The program provides term financing for eligible asset backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), which include those backed by student loans, autos (loan, lease, motorcycle and auto dealer floorplan), credit cards (consumer and business), equipment loans, insurance premium finance loans, small business loans and CMBS, with potential expansion to include private-label residential mortgage-backed securities, collateralized loan and debt obligations and other types of assets deemed appropriate by the New York Fed.

TALF-eligible securities currently consist of U.S. dollar-denominated cash ABS, qualifying CMBS issued after January 1, 2009 (“New Issuance CMBS”) and qualifying CMBS issued before January 1, 2009 (“Legacy CMBS”).

ABS and CMBS must conform to several criteria issued by the Federal Reserve Board to be eligible under the TALF program. In order for New Issuance CMBS and Legacy CMBS to qualify for TALF financing, the underlying mortgage loans must also meet certain criteria. The Fund is permitted to invest in ABS and CMBS.

Under TALF, the New York Fed provides non-recourse funding to eligible borrowers through one or more loans (“TALF loans”) via primary dealers or a group of authorized banks (“Primary Dealers”) as agents. Those Primary Dealers facilitate the lending of money to eligible borrowers (pursuant to a Master Loan and Security Agreement (“MLSA”)), including U.S. organized pooled investment vehicles, such as hedge funds, private equity funds and registered investment companies. The loan process for ABS and New Issuance CMBS entails a borrower purchasing the securities and paying up-front a “haircut” amount (in general currently ranging from 5% to 16%) plus an administration fee (in general currently ten basis points for ABS and 20 basis points for CMBS), in exchange for the Primary Dealer depositing the security into an account held at The Bank of New York Mellon, with the balance of the payment coming from the New York Fed. In the case of Legacy CMBS, the loan process entails a borrower purchasing the CMBS for settlement during the eligible period for TALF subscriptions. Thereafter, the borrower submits a request for a TALF loan through the Primary Dealer on the declared subscription date. The New York Fed reviews all Legacy CMBS requests for acceptance or rejection.

Eaton Vance Short Duration Diversified Income Fund

NOTICE TO SHAREHOLDERS CONT’D

The terms and conditions of the Fund’s participation in the TALF program will be governed by the TALF Standing Loan Facility Procedures and the MLSA. The MLSA will also include representations, warranties and covenants of the Fund and the Primary Dealer. The Fund will also be required to enter into Customer Agreements with its Primary Dealers that will contain additional representations, warranties, covenants and indemnities for the benefit of such Primary Dealer.

The TALF program is currently scheduled to terminate on March 31, 2010 for ABS and Legacy CMBS and on June 30, 2010 for New Issuance CMBS.

A borrowing by the Fund under the TALF program is subject to similar risks associated with borrowings from banks as described in the Fund’s prospectus. However, pursuant to a recent no-action letter issued by the Staff of the United States Securities and Exchange Commission, in lieu of complying with the 300% asset coverage requirements of Section 18 of the Investment Company Act of 1940, as amended, the Fund need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF-eligible securities ensure that the Fund’s borrowing under the TALF program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF program also may cause the Fund to incur costs, in addition to the interest due, including an administrative fee imposed by the New York Fed and certain other fees that may be charged by the Primary Dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF-eligible security, the Fund may be required to pay such additional amounts from its other portfolio assets which could cause the Fund to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Fund may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Fund has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF-eligible security without consent of the New York Fed.

Participation in the TALF program may expose the Fund to, among others, the risks associated with leverage, bridge financing, and non-recourse financing. While the degree of leverage utilized by the Fund will vary depending upon categories of TALF-eligible securities and haircut amounts assigned from time to time under the TALF program, all TALF investments will be leveraged significantly, with the effect that fluctuations in the price of the underlying ABS or CMBS could result in high volatility in the value of the net investment and adversely effect the performance of the Fund. The use of leverage has the potential to magnify the gains or the losses on the Fund’s investments. Such risks may be minimized by the non-recourse nature of the TALF loans combined with the limitation on use of TALF-financed investments in the Fund described below.

If the Fund acquires CMBS or ABS in the secondary market, it may also be exposed to the risks associated with bridge financing. Given the unique operational aspects of the TALF program, the Fund will be required to provide cash or engage bridge financing for the period between settlement and release of TALF loans by the New York Fed. The Fund is also at risk if the New York Fed chooses to reject, in whole or in part, its request for a TALF loan to finance a specific CMBS CUSIP. In those circumstances, the Fund will bear the risk that such security’s value will decrease, perhaps significantly.

As noted above, the New York Fed as lender generally has limited recourse against the Fund under the terms of each MLSA. Recourse is limited to the collateral securing each TALF loan except in the following circumstances: if the Fund is no longer an eligible borrower, is in breach of certain representations and warranties, fails to reimburse amounts paid to it in error or it fails to exercise its collateral surrender rights at the maturity of a TALF loan and the TALF loan is not repaid in full. In those instances, the New York Fed may seek recourse against the Fund and any guarantor without such recourse being limited to the value of the collateral in respect of the relevant TALF loan. Similar full recourse rights likely will exist for the Primary Dealers under analogous circumstances under the Customer Agreements.

Eaton Vance Short Duration Diversified Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009). The following action was taken by the shareholders:

Item 1: To approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law.

Number of Shares
For	Against	Abstain

7,884,578	2,622,608	264,746

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock & Transfer Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2009, our records indicate that there are 35 registered shareholders and approximately 13,935 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the Fund.

As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2012. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 2 years. Trustee since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 8/13/56	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 5/13/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s corporate governance listing standards was submitted to the Exchange on March 3, 2009. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Eaton Vance Short Duration Diversified Income Fund
Two International Place
Boston, MA 02110

2319-12/09	CE-SDDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$63,395	$64,460

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$20,400	$20,900

All Other Fees(3)	$301	$2,500

Total	$84,096	$87,860

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/08	10/31/09

Registrant	$20,701	$23,400

Eaton Vance(1)	$325,329	$280,861

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Christine Johnston, Catherine M. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.
Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. McDermott has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Bank Loan Investment Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield is Chief Income Investment Officer of EVM and BMR and has been an Eaton Vance portfolio manager since 1996. Mr. Venezia has been an Eaton Vance portfolio manager since 1990 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
		Total	Accounts	Total assets of
	Number	Assets of	Paying a	Accounts Paying
	of All	All	Performance	a Performance
	Accounts	Accounts*	Fee	Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,483.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

			Number of
		Total	Accounts	Total assets of
	Number	Assets of	Paying a	Accounts Paying
	of All	All	Performance	a Performance
	Accounts	Accounts*	Fee	Fee*
Catherine C. McDermott
Registered Investment Companies	2	$3,178.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies**	11	$11,353.7	0	$0
Other Pooled Investment Vehicles	4	$2,451.3	1	$456.9
Other Accounts	5	$4,664.1	0	$0
Susan Schiff
Registered Investment Companies	6	$4,734.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	3	$3,256.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark S. Venezia
Registered Investment Companies**	10	$6,131.7 ***	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$5.0	0	$0

*	In millions of dollars.

**	Numbers provided include an investment company structured as a fund of funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

***	Certain of the funds that Mr. Venezia serves as portfolio manager may invest in underlying portfolios that Mr. Venezia also serves as portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Christine Johnston	None
Catherine M. McDermott	None
Scott H. Page	None
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	$100,001 - $500,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-

adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 17, 2009

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 17, 2009